UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 28, 2026

TPG Twin Brook Capital Income Fund
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-56502	88-6103622
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

245 Park Avenue, 26th Floor,
New York, NY 10167
(Address of Principal Executive Offices, Zip Code)

(212) 692-2000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

SMBC Warehouse Facility

On September 28, 2026, Twin Brook Capital Funding XXXIII SMPV, LLC, as borrower (the “Borrower”), an indirect, wholly-owned subsidiary of TPG Twin Brook Capital Income Fund, a Delaware statutory trust (the “Company”), entered into a new Credit Agreement (as amended, supplemented or otherwise modified from time to time, the “SMBC Warehouse Facility”), with the lenders and subordinated term lenders thereto, Sumitomo Mitsui Banking Corporation (“SMBC”), as administrative agent, and Computershare Trust Company, N.A., as collateral agent, collateral administrator, custodian and collateral custodian.

The SMBC Warehouse Facility created a warehouse loan facility with an initial maximum senior loan commitment amount of $362,500,000, subject to availability under a borrowing base which consists primarily of commercial loans originated or acquired by the Borrower. The Borrower may prepay the senior advances and/or terminate or reduce the revolving senior loan commitments under the SMBC Warehouse Facility at any time without penalty. The obligation of the lenders to make senior advances under the SMBC Warehouse Facility will terminate on the six-month anniversary of the closing date (subject to two, six-month extensions) and the loan facility is scheduled to mature on the earliest to occur of (i) the closing of a collateralized loan obligation relating to certain of the collateralized loans and (ii) September 28, 2029. The senior advances will be subject to an interest rate of adjusted term SOFR plus 1.85% during the reinvestment period and adjusted term SOFR plus 2.35% thereafter.

The SMBC Warehouse Facility is secured by the assets of the Borrower. Borrowings under the SMBC Warehouse Facility (and the incurrence of certain other permitted debt) are subject to compliance with a borrowing base that applies different advance rates based on the relevant asset coverage ratio as of the date of determination. Borrowings under the SMBC Warehouse Facility are subject to the leverage restrictions contained in the Investment Company Act of 1940, as amended.

Under the SMBC Warehouse Facility, the Borrower has made certain customary representations and warranties, and is required to comply with various covenants, reporting requirements and other customary requirements for similar credit facilities. The SMBC Warehouse Facility also contains events of default customary for transactions of this nature.

The foregoing description of the SMBC Warehouse Facility does not purport to be complete and is qualified in its entirety by reference to the SMBC Warehouse Facility, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

SMBC Credit Facility Amendment

On September 29, 2026 (the “Third Amendment Effective Date”), the Company, as borrower, entered into the Third Amendment to Senior Secured Revolving Credit Agreement (the “SMBC Third Amendment”), with the lenders and issuing banks party thereto and SMBC, as administrative agent, which amends the Senior Secured Revolving Credit Agreement dated as of November 17, 2023 (as amended, supplemented or otherwise modified from time to time prior to the Third Amendment Effective Date, the “Existing SMBC Credit Facility” and, as amended by the SMBC Third Amendment, the “SMBC Credit Facility”).

The SMBC Third Amendment amends the SMBC Credit Facility to, among other things: (i) increase the maximum commitment amount from $975,000,000 to $1,075,000,000, (ii) extend the termination date of the lenders’ obligation to make loans under the SMBC Credit Facility from October 1, 2029 to September 27, 2030 and extend the final scheduled maturity date from October 1, 2030 to September 29, 2031, (iii) include a covenant that the Company’s net worth will not be less than $250,000,000 at any time the Company’s unsecured notes existing on the Third Amendment Effective Date are outstanding, and (iv) amend the minimum shareholders’ equity covenant to the greater of (x) $1,809,206,125 and (y) $1,809,206,125 plus 25% of the net proceeds received from the sale of equity interests by the Company and its subsidiaries after the Third Amendment Effective Date less 25% of the amount paid or distributed by the Company to purchase its shares of common stock in connection with tender offers after the Third Amendment Effective Date less 25% of the aggregate amount of equity interests of the Company redeemed, bought back or purchased by the Company after the Third Amendment Effective Date (other than in connection with a tender offer). The other material terms of the Existing SMBC Credit Facility were unchanged.

The foregoing description of the SMBC Third Amendment does not purport to be complete and is qualified in its entirety by reference to the SMBC Third Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the SMBC Warehouse Facility and the SMBC Third Amendment is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description
10.1
Credit Agreement, dated as of September 28, 2026, by and among Twin Brook Capital Funding XXXIII SMPV, LLC, the Lenders and Subordinated Term Lenders (as defined therein) party thereto, Sumitomo Mitsui Banking Corporation, as administrative agent, and Computershare Trust Company, N.A., as collateral agent, collateral administrator, custodian and collateral custodian

10.2
Third Amendment to Senior Secured Revolving Credit Agreement, dated as of September 29, 2026, by and among TPG Twin Brook Capital Income Fund, the Lenders and Issuing Banks (as defined therein) party thereto and Sumitomo Mitsui Banking Corporation

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPG Twin Brook Capital Income Fund

Dated: October 2, 2026	By:	/s/ Terrence Walters
	Name:	Terrence Walters
	Title:	Chief Financial Officer and Treasurer